Exhibit 99.1

POPE RESOURCES L.P. (Nasdaq:POPE Nasdaq:POPE) D.A. Davidson & Co. Northwest Timber Tour – Seattle May 27, 2009

Safe Harbor Safe Harbor This presentation contains forward-looking statements. These forwardlooking statements are subject to a number of risks and should not be relied upon as predictions of future events or promises of a given course of action.Some of the forward-looking statements can be identified by the use of  forward-looking words such as “believes”, “expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “projects”, “strategy” or “anticipates” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include environmental issues affecting our properties; changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Pope Resources Overview Pope Resources Overview * Enterprise value includes market capitalization of equity, short- and long-term debt, non-controlling interest in ORM Timber Fund I & II, less cash and short-term investments. •Until recently, last remaining timber MLP •Established in 1985 as a spin-off from Pope & Talbot, Inc. •4.6 million units outstanding, with limited public float •Thinly traded •Market capitalization of $110 million and enterprise value* of $167 million• 2008 revenues of $28 million •2008 net income of $1.2 million or $0.25/diluted unit •2008 cash flow from operations of $7.4 million •Unit distribution level of $0.80 per year, or 3.3% yield at current unit price

4 Pope Resources Ownership Pope Resources Ownership • General Partners – Two corporate GP’s collectively own 1.5% of Pope Resources – Each of GP’s owned 50/50 by Peter Pope and his cousin, Emily Andrews – $150,000/year management fee, unchanged since spin-off – Sliding-scale profit-sharing interest in third-party service subsidiary • Limited Partners – Private Capital Management at 12% (initial stake in 1993) – “Family” position at 21% (including GP interest) – Limited other institutional ownership – Over one-half held by retail investors Outside Directors 1.0% Management 3.0% Private Cap. Mgt. 11.6% Columbia Cap. Mgt. 1.6% Other Inst. < 1% 4.0% Mutual Funds <1% 1.1% Stafford Timberland 5.9% All Other 50.4% GP, Andrews & Pope Family Ownership 21.3%

Pope Resources Business Segments Pope Resources Business Segments • Fee Timber – 138,000 acres of timberland in western Washington (incl. ORM Timber Fund I) – Producing 52 MMBF of long-term sustainable annual log harvest volume – Future growth will be primarily through co-investment with ORM Timber Funds • Timberland Management & Consulting – Olympic Resource Management (ORM) subsidiary provides investment management and third-party timberland management services – Provide investment management services for ORM Timber Fund I (24,000 acres) – Recently closed $84 million ORM Timber Fund II – Manage 266,000 acres in Oregon for Cascade Timberlands LLC – ORM has managed 1.5 million acres of timberland in the western U.S. for Hancock Timber Resource Group, Pioneer Resources, and Cascade Timberlands • Real Estate – 2,500 acres of higher and better use properties in west Puget Sound – Seeking development entitlements to add value to land – Primary role is as a master developer, selling lands to other developers following entitlement process

Recent Trends in POPE Trading Activity Recent Trends in POPE Trading Activity • Improved liquidity – Increased trading volume during the past five years, spurred originally by investment newsletter article in early 2005 – Average daily trading volume has increased significantly • 1,300 units per day during 2000-2004 • 5,100 units per day during 2005-2008 • 7,800 units per day during 2009 – Average trade size has declined to under 200 units in past few years from over 500 units during the early part of this decade – Much more market maker interest and tighter bid-ask spreads • Change in institutional ownership – Two largest institutional owners, for different reasons, have greatly decreased their positions in Pope Resources over the past few years – This ownership change has put added pressure on unit price • Unit repurchase programs dating back to late 2007 have retired nearly 200,000 units, or 4% of total units previously outstanding

Major Major Unitholders Unitholders of POPE (2003 vs. 2009 Q1) of POPE (2003 vs. 2009 Q1) Outside Directors 0.3% Management 0.6% Private Cap. Mgt. 35.9% U.S. Trust 3.9% Other Inst. < 1% 0.7% All Other 36.4% GP, Andrews & Pope Family Ownership 22.2% 2003 (4.5 million units) 2009 Q1 (4.6 million units) Outside Directors 1.0% Management 3.0% Private Cap. Mgt. 11.6% Columbia Cap. Mgt. 1.6% Other Inst. < 1% 4.0% Mutual Funds <1% 1.1% Stafford Timberland 5.9% All Other 50.4% GP, Andrews & Pope Family Ownership 21.3%

Market Perceptions That Dampen Unit Valuation Market Perceptions That Dampen Unit Valuation • Small size – Enterprise value of peer companies substantially larger than Pope Resources (Deltic 4x, Potlatch 9x, Rayonier 22x, Plum Creek 57x larger as of YE 2008) • Very low liquidity – Limited float with over one-third of the units essentially not traded • Timber has never been efficiently valued in public markets – Markets do not account for varied age-class structures – Reductions in harvest in 2008 and 2009 exacerbating decline in earnings and cash flow • Pope Resources cut quarterly distribution by 50% in 2009 • Difficulty of describing real estate portfolio – Breadth of project type within portfolio adds to challenge – Real estate portfolio creating “lumpy” cash flows • MLP structure limits potential investor pool

Pre Pre-Tax Peer Company Dividend/Distribution Yields Tax Peer Company Dividend/Distribution Yields 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% Potlatch Brookfield Rayonier Plum Creek Pope Resources Weyerhaeuser Deltic TimberWest St. Joe Dividend/Distribution Yield C-Corp MLP REIT

Unit Price in Relation to Unit Distribution (1989 Unit Price in Relation to Unit Distribution (1989-2009) 2009) January 06, 1989 to May 8, 2009 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Jan- 89 Jan- 90 Jan- 91 Jan- 92 Jan- 93 Jan- 94 Jan- 95 Jan- 96 Jan- 97 Jan- 98 Jan- 99 Jan- 00 Jan- 01 Jan- 02 Jan- 03 Jan- 04 Jan- 05 Jan- 06 Jan- 07 Jan- 08 Jan- 09 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 Unit Price Trailing Annual Distribution Forward Annual Distribution Unit Price Annual Unitholder Distributions ($ / Unit)

Pope Resources Pope Resources - Summary of Investment Opportunity Summary of Investment Opportunity • Deep discount to NAV – Imputed value of all lands (fee timber, 20% of ORM Timber Fund I, and real estate portfolio), based on enterprise value, is approximately $950 per acre • Substantially below comparable timberland sales values • Ignores incremental value of real estate portfolio that is well poised to capture values associated with rising west Puget Sound population • Highly tax-efficient vehicle for investing in timberland asset class – Efficient flow-through tax treatment – Competitive after-tax distribution yield relative to timber REITs – Compelling diversification benefits of timberland asset class • Adding value through use of free cash flow – Co-investment in ORM Timber Funds – Periodic repurchase of units – Opportunistic acquisitions of small adjacent parcels • Improved alignment with increased insider ownership in recent years • Favorable liquidity trends and overall investment performance

Tax Efficiency of Pope Resources Tax Efficiency of Pope Resources’ MLP Structure MLP Structure A B C Partnership Tax Return Resultant Aggregate Per Applicable Tax (Liability)/ Amounts Unit Tax Benefit per unit Reported Amounts Rate (B times -C) Flow-through taxable income: Taxable Income $1,500,000 $0.33 Section 1231 gain $11,700,000 $2.59 15.0% ($0.39) Interest income 300,000 0.07 35.0% (0.02) Ordinary loss (10,500,000) (2.33) 35.0% 0.81 $1,500,000 $0.33 $0.40 Effective Distribution Yield at Unit Price Tax "Yield" $0.80/unit per year $15 2.7% 5.3% $20 2.0% 4.0% $25 1.6% 3.2% $30 1.3% 2.7% Note: Income amounts provided are representative examples only and should not be interpreted as pro forma results. 8.0% 6.0% 4.8% 4.0% After-tax Yield Effective

Capital Allocation Strategy and Growth Capital Capital Allocation Strategy and Growth Capital • Free cash flow planned for: – Quarterly distributions – Co-investment in ORM Timber Funds – Where appropriate, investing in real estate projects – Periodically repurchasing units in open market – Opportunistically pursuing fee (owned) timberland acquisitions • Growth Capital – Near-term growth expected to be fueled primarily by organic cash flow generation • Existing supply of cash plus free cash flow generation from timber harvest • “Lumpy” monetization of Real Estate portfolio – Untapped $40 million line of credit and ample incremental debt capacity positions Pope Resources to be able to capitalize on investment opportunities – No current expectation for secondary offering of units • Equity “currency” too cheap to issue new units

EBITDDA by Segment (2004 EBITDDA by Segment (2004-2008) 2008) $(5) $- $5 $10 $15 $20 $25 $30 2004 2005 2006 2007 2008 Segment EBITDDA ($ millions) Real Estate Timberland Management & Consulting Fee Timber Segment EBITDDA (2004-2008): Total Average Fee Timber $101 $20.2 Real Estate $35 $7.0 TM&C $3 $0.6

Productive Acres & Inventory by Age Class* (1/1/09) Productive Acres & Inventory by Age Class* (1/1/09) - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 clearcut 0-4 5-9 10-14 15-19 20-24 25-29 30-34 35-39 40-44 45-49 50-54 55-59 60-64 65+ Productive Acres by Age Class 0 20 40 60 80 100 120 140 MMBF Inventory by Age Class Acres MMBF Total Productive Acres 100,196 Acres Total Merchantable Inventory 348 MMBF

Fee Timber EBITDDA vs. Harvest Level (2004 Fee Timber EBITDDA vs. Harvest Level (2004-2008) 2008) $- $5 $10 $15 $20 $25 $30 2004 2005 2006 2007 2008 EBITDDA ($ millions) - 10 20 30 40 50 60 70 80 Harvest Level (MMBF) Fee Timber EBITDDA Harvest Level Sustainable Harvest Level

Real Estate Strategy Real Estate Strategy • Real estate subsidiary Olympic Property Group pushing real estate properties through entitlement and permitting pipeline to point where sale opportunity is optimal – Work to partner with communities to help maximize value of property portfolio • Recognize timing of sales will be “lumpy” • Develop future pipeline of higher-and-better-use (HBU) properties from current fee timber portfolio west of Seattle • Work to capitalize on regional infrastructure improvements, such as the new span of the Tacoma Narrows bridge

Breakdown of Land Sales (2004 Breakdown of Land Sales (2004-2008) 2008) $- $5 $10 $15 $20 $25 $30 2004 2005 2006 2007 2008 Sales (millions) Rural Residential Conservation Sales Residentail Plat Commercial/Bus. Park Conservation Easement Weighted Average $/acre Values (2004-2008): Rural Residential $5,756 Conservation Sales $3,959 Residential Plat $32,927 Commercial/Bus. Park $437,712 Conservation Easement $399

Gig Harbor Project Gig Harbor Project • Commercial zoning: – Costco and commercial pad sale closed in 2006 – 16 acres remaining • Business park zoning: – Sales to YMCA and church closed in 2006 and 2007 – 64 acres remaining • Residential zoning: – Submitted residential plat application in December 2008 that includes 558 single-family lots and 265 multi-family lots – Approval expected in 2010 • Road, water, and sewer infrastructure largely completed

Bremerton Project Bremerton Project • Project consisted originally of 260 acres • Following completion of preliminary plat, 200- acre residential portion of property was sold in 2006 for $12 million • Remaining 60-acre industrial park under development in two phases, with a total of 24 lots – 2 lots in Phase I closed in 2007 for total of $1 million

Kingston Project Kingston Project • Sale of 426-acre heritage park to county in 2004 • 305 acres located one mile from Kingston incorporated into urban growth area • Submitted master plan and subdivision application in 2007 for 750 residential units – Approval expected in 2010 • An additional 366 acres west of urban growth boundary has zoning for 5-acre lots

North Kitsap Strategy • Port Gamble historic mill town is a long-term project which is part of broader north Kitsap strategy impacting 8,000 acres • Working with county on rural clustering legislation that would increase development densities near Port Gamble • Developed “String of Pearls” initiative to link north Kitsap communities with regional trail system (www.nkstringofpearls.com) • Nearing completion of Port Gamble environmental cleanup effort

POPE RESOURCES POPE RESOURCES – APPENDIX MATERIALS APPENDIX MATERIALS

Pope Resources Financial Performance (1999 Pope Resources Financial Performance (1999-2009 Q1) 2009 Q1) Q1 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Revenues: Fee Timber 23.5 21.4 25.0 23.3 22.9 33.6 44.4 35.3 35.5 23.6 4.5 Timberland Mgmnt & Consulting 11.7 11.0 9.7 7.3 2.4 1.6 7.8 3.7 1.4 0.9 0.2 Real Estate 15.7 18.2 13.1 1.6 1.7 4.5 4.8 27.3 15.0 3.7 0.3 Total Revenues 50.9 50.6 47.8 32.2 27.0 39.6 57.0 66.3 51.9 28.2 5.0 Net Income/(Loss) 5.1 (6.3) (0.4) 3.3 3.5 10.2 13.7 24.9 15.5 1.2 0.1 Net Income/(Loss) per Unit $1.11 ($1.38) ($0.10) $0.74 $0.78 $2.22 $2.88 $5.23 $3.21 $0.25 $0.03 EBITDDA 9.0 (3.0) 10.6 9.3 10.1 18.9 28.4 33.0 20.7 6.0 0.9 Free Cash Flow 6.0 (6.6) 2.6 4.1 3.6 10.9 16.7 25.8 11.3 2.0 (1.5) Operating Cash Flow 8.3 10.0 11.2 9.0 8.6 17.9 28.9 43.6 22.0 7.4 0.8 Timberland Harvest (MMBF) 42.0 37.3 36.3 45.1 45.0 60.3 74.2 54.5 55.1 37.7 8.7 Unitholder Distributions per Unit $0.40 $0.40 $0.00 $0.10 $0.24 $0.44 $0.80 $1.06 $1.36 $1.60 $0.20 Unit Trading Prices: High $35.00 $29.25 $24.50 $15.50 $15.99 $25.25 $56.85 $36.00 $50.01 $43.81 $23.29 Low $27.88 $19.00 $14.00 $9.30 $7.00 $15.00 $19.35 $30.00 $34.25 $15.00 $15.61 (All amounts in $ millions, except per unit data)

Pope Resources Balance Sheet ($ millions) Pope Resources Balance Sheet ($ millions) 31-Mar-09 YE 2008 Assets Cash & cash equivalents 15.2 18.0 Other current assets (excl. current land held for development) 1.5 1.2 Roads and timber, net of depletion 92.3 92.8 Land for timber production 20.4 20.4 Land held for development (current and long-term) 24.8 24.5 Buildings and equipment, net of depreciation 3.7 3.6 Other assets 4.8 4.9 Total assets 162.7 165.4 Liabilities & Equity Current liabilities (excl. current portion of long-term debt) 2.4 2.2 Total debt (current and long-term) 28.3 29.6 Other liabilities 1.5 1.5 Total liabilities 32.2 33.3 Noncontrolling interests 44.4 44.3 Partners' capital 86.1 87.8 Total liabilities & partners' capital 162.7 165.4